                                 BUILDING LEASE

                                     Between

                           ANTHONY-BENNETT PROPERTIES
                            a Michigan Co-Partnership

                                   (Landlord)


                                       and


                           ENERGY ELECTRIC CABLE, INC.
                             a Michigan Corporation

                                    (Tenant)



                            DATED: December 22, 1988



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                                 BUILDING LEASE

                                    PREAMBLE

This Lease made as of the ______________ day of ___________________
____, by and between:


Anthony-Bennett Properties
a Michigan Co-Partnership

Whose address is:

5800 Crooks Road, Suite # 100
Troy, MI 48098-2830

as lessor ("Landlord"), and

Energy Electric Cable Inc.,
a Michigan Corporation

whose address is:

35500 Mound Road
Sterling Heights, MI 48310

as lessee ("Tenant").



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                                      INDEX

SECTION I................................................................... 1

      1.1   Demise of Premises.............................................. 1

SECTION II.................................................................. 1

      2.1   Construction of Improvements.................................... 1

SECTION III................................................................. 2

      3.1   Term of Lease................................................... 2
      3.2   Commencement Date............................................... 2

SECTION IV.................................................................. 3

      4.1   Obligation to Pay Rent.......................................... 3
      4.2   Annual Rent..................................................... 3
      4.3   Option to Renew................................................. 4
      4.4   Annual Rent Net to Landlord..................................... 4

SECTION V................................................................... 5

      5.1   Additional Rent................................................. 5
      5.2   Method of Payment............................................... 5
      5.3   Late Charges.................................................... 5
      5.4   Security Deposit................................................ 5

SECTION VI.................................................................. 7

      6.1   Definition of Expenses.......................................... 7
      6.2   Definition of "Real Estate Taxes"............................... 7
      6.3   Definition of "Insurance Premiums".............................. 8
      6.4   Utility Costs................................................... 8

SECTION VII................................................................. 8

      7.1   Maintenance of Insurance........................................ 8
      7.2   Liability Insurance............................................. 9
      7.3   Hazard Insurance................................................10
      7.4   Acceptable Insurers.............................................11
      7.5   Other Insurance.................................................11
      7.6   Failure to Provide..............................................11
      7.7   Insurance Proceeds..............................................11

SECTION VIII................................................................12

      8.1   Maintenance and Repair..........................................12

SECTION IX..................................................................13

      9.1   Indemnification.................................................13




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
SECTION X...................................................................14

     10.1   Landlord May Cure Tenant's Default..............................14

SECTION XI..................................................................15

     11.1   Alterations by Tenant...........................................15
     11.2   Ownership Upon Expiration of Lease..............................15
     11.3   Mechanics Liens.................................................16

SECTION XII.................................................................17

     12.1   Repairs to Premises.............................................17
     12.2   Extension of Term...............................................17
     12.3   Landlord's Option to Terminate..................................18
     12.4   Partial Damage to Premises......................................19
     12.5   Waiver of Subrogation...........................................19

SECTION XIII................................................................20

     13.1   Use of Premises.................................................20
     13.2   Surrender of Premises...........................................20
     13.3   Compliance with Law.............................................21

SECTION XIV.................................................................22

     14.1   Total Taking....................................................22
     14.2   Landlord's Option to Terminate..................................22
     14.3   Repair of Premises..............................................23
     14.4   Rights to Award.................................................23
     14.5   Adjustment of Rent..............................................23

SECTION XV..................................................................25

     15.2   Assignment and Subletting by Tenant.............................25
     15.2   Landlord's Mortgage Provisions..................................25
     15.2.1. Landlord's Rights to Subordinate Lease.........................26
     15.2.2. Estoppel Certificate...........................................26
     15.2.3. Changes to Lease Required by Lender............................27

SECTION XVI.................................................................27

     16.1   Definition of Event of Default..................................27
     16.2   Remedies........................................................28
     16.3   Termination Notice..............................................30
     16.4   Waiver..........................................................30




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
SECTION XVII................................................................30

     17.1   Landlord's Option To Terminate Upon
            Insolvency of Tenant............................................30
     17.2   Tenant's Interest Not Transferable by
            Virtue of State Insolvency Law without
            Landlord's Consent..............................................31
     17.3   Time for Assumption or Rejection
            of Lease in Tenant's Bankruptcy.................................31
     17.4   Conditions to the Assumption of
            Lease in Bankruptcy Proceedings.................................32
     17.5   Assignment of Lease by Tenant...................................34
     17.6   Measure of Damages..............................................34

SECTION XVIII...............................................................35

     18.1   Quiet Enjoyment.................................................35

SECTION XIX.................................................................35

     19.1   Notice..........................................................35
     19.2   Holding Over....................................................35
     19.3   Landlord's Access...............................................36
     19.4   Provisions Relating to Landlord.................................36
     19.5   Landlord's Representations......................................37
     19.6   Entire Agreement................................................37
     19.7   Memorandum of Lease.............................................38
     19.8   Modification; Waivers...........................................38
     19.9   Applicable Law; Binding Effect;
            Topical Headings................................................38
     19.10  Force Majeure...................................................38

SECTION XX..................................................................39

     Exhibits to Lease......................................................39

                                    SECTION I

                               Demise of Premises

      1.1   Demise of Premises

      Landlord hereby leases to Tenant and Tenant hires from Landlord certain premises ("Leased Premises" or "Premises") to be constructed located in the City of Auburn Hills and commonly known as 270 Rex Boulevard, Auburn Hills, Michigan 48057.


      The Premises consist of the land ("Land") described in Exhibit A attached hereto and the building ("Building") and related improvements (together with the Building, collectively referred to as the "Improvements") to be constructed thereon as described in Exhibit B attached hereto.

                                   SECTION II

                          Construction of Improvements

      2.1   Construction of Improvements

      Landlord agrees to construct the Improvements on the Land, prior to the Commencement Date (defined in Section 3.2) in accordance with the plans and specifications attached hereto as Exhibit B on the property owned by Landlord described in Exhibit A attached hereto. No "minor" change from the plans which may become necessary during construction will invalidate, change, or affect this Lease, provided that, unless the Tenant shall otherwise agree in writing, such changes do not adversely affect the size or utility of the Improvements for Tenant's intended use.




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                                   SECTION III

                                  Term of Lease

      3.1   Term of Lease

      The Term of this Lease begins on the Commencement Date (as defined in Section 3.2) and continues for a period of five (5) years beginning on the Commencement Date or, if the Commencement Date is other than the first day of a calendar month, then beginning on the first day of the first calendar month following the Commencement Date ("Anniversary Date").

      "Lease Year" shall mean the consecutive twelve month period following the Commencement Date or, if the Commencement Date is other than the first day of a calendar month, then the twelve month period following the Anniversary Date, and each anniversary thereof. The first Lease Year shall also include the period from the Commencement Date to the first Anniversary Date.

      3.2   Commencement Date

      The Commencement Date shall be the date on which possession of the Leased Premises is delivered to Tenant. Possession of the Premises shall be deemed delivered to the Tenant on the date on which both the Landlord receives a temporary Certificate of Occupancy and the Premises are substantially completed with the remaining work to be done on the Premises not interfering with Tenant's use.

      Promptly following the Commencement Date, such Date shall be confirmed by the parties in a written memorandum. However, the failure of one party to acknowledge the Commencement Date shall not affect any obligations of either party hereunder.



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                                   SECTION IV

                                   Annual Rent

      4.1   Obligation to Pay Rent

      The rent payable under this Lease shall consist of Annual Rent. The Tenant shall pay Annual Rent to the Landlord in the amounts specified in this Lease, in advance, on the first day of each calendar month during the Term hereof. The Tenant shall pay Additional Rent in the manner described in Section V. Except as otherwise provided, all rent shall be paid without any set off or deduction whatsoever at the address of the Landlord given above or at such other place as Landlord may designate from time to time in writing.

      4.2   Annual Rent

      The Annual Rent for Lease Year One of the term of this Lease shall be One Hundred Fifty Thousand Six Hundred Sixty-Six and 67/100 ($150,666.67) Dollars payable in eight monthly installments of Eighteen Thousand Eight Hundred Thirty-Three and 33/100 ($18,833.33) Dollars, beginning on the first day of the fifth month following the first Anniversary Date. The Annual Rent for Lease Year Two of the term of this Lease shall be Two Hundred Twenty Six Thousand and No/100 ($226,000.00) Dollars payable in twelve monthly installments of $18,833.33 beginning on the second Anniversary Date. The Annual Rent for Lease Years Three through Five shall be Two Hundred Thirty Eight Thousand and No/100 ($238,000.00) payable in monthly installments of $19,833.33 beginning on the third Anniversary Date.



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      4.3   Option to Renew

      Provided Tenant is not then in default under the terms of this Lease, on or before six months prior to the expiration of the original term of the Lease, Tenant may elect, in writing, to extend the term of the Lease for an additional five (5) year period. The Annual Rent for this additional five (5) year term shall be $270,350.00 (Two Hundred Seventy Thousand Three Hundred Fifty Dollars) or $22,529.16 per month.

      Provided Tenant is not then in default under the terms of this Lease, on or before six months prior to the expiration of this first five year extension, Tenant may elect, in writing, to extend the term of this Lease for a second five
(5) year period. The Annual Rent for this second five year term shall be $313,400.00 (Three Hundred Thirteen Thousand Four Hundred Dollars) or $26,116.67 per month.

      Notwithstanding the above, Landlord shall have the right, in Landlord's sole discretion, to revoke an elected extension of the term of this Lease by Tenant if Tenant is in default under the terms of this Lease at the time the extended term is scheduled to commence.

      4.4   Annual Rent Net to Landlord

      Except for Landlord's obligations as set forth hereunder, Landlord and Tenant intend that the Annual Rent due hereunder, together with any adjustments during the term of this Lease, shall be absolutely net of all costs, expenses, taxes (real and personal) and charges of every kind and nature whatsoever relating to the ownership, occupancy or use of the Premises so



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that the rent together with any adjustments, constitute the minimum income realized by Landlord from the leasing of the Premises.

                                    SECTION V

                Additional Rent; Late Charges; Security Deposit

      5.1   Additional Rent

      "Additional Rent" means all of the Expenses (as defined in Section VI) attributable to the Leased Premises.

      5.2   Method of Payment

      The Tenant shall pay Additional Rent, in addition to the Annual Rent, by paying all Expenses (as defined in Section VI), in full, when due and before any interest and/or penalty accrues, directly to the appropriate taxing authority or supplier provided that if the appropriate taxing authority or Supplier permits, the Expense may be paid in installments.

      5.3   Late Charges

      Any rent or other sums, if any, payable by Tenant to Landlord under this Lease which are not paid within ten (10) days after they are due, and any rent or other sums received and accepted by Landlord more than ten days after they are due, will be subject to interest at a per annum rate of three (3%) percent above the then prevailing prime rate of interest charged by the National Bank of Detroit. Such late charges will be due and payable as additional rent on or before the next date on which rent is due.

      5.4   Security Deposit



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      Landlord hereby acknowledges the receipt of Thirty-Seven Thousand Six
Hundred Sixty-Six and 67/100 ($37,666.67) Dollars as security for the faithful performance by Tenant of all of the Terms and conditions upon Tenant's part under this Lease. In the event Tenant defaults in any of the terms and conditions of this Lease, Landlord shall have the right (but not the obligation) to apply any part of the security deposit to cure any such default, including damages or deficiency in the reletting of the Leased Premises. In the event Landlord so applies the security deposit, Tenant shall upon demand immediately deposit with Landlord an amount sufficient to fund the security deposit in the amount required hereunder. In the event Tenant fully complies with all the terms and conditions of this Lease, the security deposit, or balance thereof, shall be returned to Tenant without interest upon the termination of this Lease and surrender of possession of the Leased Premises to Landlord. Landlord shall be obligated to keep the security deposit as a separate fund and may not co-mingle such with Landlord's funds. Landlord shall maintain separate accounting records for such deposit.

      In the event of the sale of the Leased Premises or transfer of the Landlord's rights hereunder, Landlord shall have the right to transfer the security deposit to the vendee or transferee subject to the obligations of the above paragraph. In such event, Landlord shall be considered released by Tenant from all liability for the return of the security deposit and Tenant shall seek recovery of the security deposit directly from such vendee or transferee. This provision shall apply to each and every such



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transfer of the security deposit provided Tenant is given written notice of such transfer. The Tenant shall not pledge, mortgage, assign or encumber the security deposit without the prior written consent of Landlord and any such attempt shall be void. In the absence of satisfactory evidence to Landlord of the assignment of the right to receive the security deposit, or balance thereof, Landlord may return the security deposit to the original Tenant without liability.

                                   SECTION VI

              Expenses, Taxes, Utilities, Insurance and Maintenance

      6.1 Definition of Expenses

      "Expenses" are those costs attributable in whole or in part to the Leased Premises which are to be paid by Tenant.

      "Expenses" as used in this Lease shall include:

      a. Real Estate Taxes, as defined in Section 6.2;

      b. Insurance Premiums, as defined in Section 6.3;

      c. Utility Costs, as defined in Section 6.4.

      6.2 Definition of "Real Estate Taxes"

      "Real Estate Taxes" (or "Taxes") shall mean all property taxes (whether real or personal), assessments made after the Commencement Date (general or special), and water and sewer connection or tap-in charges for connections and tap-ins made after the Commencement Date, and all other governmental impositions (including without limitation any tax imposed with



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respect to the parking areas or number of parking spaces including in the
Premises) which may be levied during the term of this Lease upon the Land and Building (or any part thereof) comprising the Leased Premises. In the event such taxes are eliminated or reduced by any federal, state or municipal body or governmental agency having jurisdiction thereof, and another tax or assessment is imposed by way of substitution for (or in addition thereto) all or any part of such Taxes, then such substituted (or additional) tax or assessment shall be included as Taxes under this Lease. Where Special Assessments are spread in installments over a period of years, Tenant shall be liable only for installments accruing during the Term of the Lease. Landlord shall have no obligation to contest the amount of the Taxes.

      For the purpose of calculating Additional Rent, Taxes shall be attributable to the Lease Year in which they first become due and payable.

      6.3   Definition of "Insurance Premiums"

      "Insurance Premiums" shall mean the premiums necessary to obtain and maintain the policies described in Section VII.

      6.4   Utility Costs

      "Utility Costs" shall include all charges made for the use of gas, heat, air conditioning, steam, electricity, water and sewer in connection with the Leased Premises during the term of this Lease but shall not include the costs of transmitting or otherwise transporting the same to the demised premises.




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                                   SECTION VII

                                    Insurance

      7.1   Maintenance of Insurance

      Tenant at its sole expense, will obtain and maintain at all times until termination of this Lease and surrender of the Premises to Landlord, a primary policy of Liability Insurance as provided under this Section VII. Landlord will provide Hazard Insurance for the Premises under Landlord's blanket insurance policy and Tenant shall reimburse Landlord for the Tenant's pro rata share of the cost of such insurance.

      7.2   Liability Insurance

      The Liability coverage under the primary policy will name Landlord and Landlord's mortgagee as additional insured parties, and will provide comprehensive general public liability insurance including blanket contractual coverage against claims for or arising out of bodily injury, death or property damage, occurring in, on or about the Premises or property in, on or about the streets, sidewalks or properties adjacent to the Premises. The limits of coverage will be, initially, if dual limits are provided, not less than Three Million Dollars ($3,000,000.00) with respect to injury or death of a single person, not less than Three Million ($3,000,000.00) with respect to any one occurrence and not less than Three Million Dollars ($3,000,000.00) with respect to any one occurrence of property damage, or, in the alternative, a single limit policy in the amount of Three Million Dollars ($3,000,000.00), and thereafter in such reasonably appropriate increased amounts as may be determined by Landlord or



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Landlord's mortgagee; provided, however, that the amount of coverage will not be increased more frequently than at one (1) year intervals.

      7.3   Hazard Insurance

      The blanket policy will insure the Building and Improvements as defined in
Section 1.1 hereof (but not any personal property, fixtures or equipment of Tenant) for full replacement cost against loss or damage by fire or other casualty, with standard extended risk coverage, vandalism, malicious mischief, and sprinkler leakage, and all other risks embraced by "All Risks" insurance coverage. The named insureds will be Landlord and Landlord's mortgagee, only. The amount of said insurance shall be $1,400,000.00 in Lease Year One, which amount shall be increased by eight (8) percent per annum in each succeeding year.

      7.4   Acceptable Insurers

      The insurance policy or policies to be provided by Tenant or Landlord hereunder shall be issued by an insurance company or companies having an A. M. Best Company rating of not less than "A". Each policy procured under this
Section VII must provide for at least thirty (30) days written notice to the other Party of any cancellation. At either Party's option, either certificates of insurance or the original policy or policies will be delivered to the requesting Party prior to the effective date thereof, together with receipts evidencing payment of the premiums thereof. Certificates of renewal for such policies will be delivered to all parties at least thirty (30) days prior to the expiration dates thereof. The insurance provided by Tenant



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under this Section VII may be in the form of a blanket insurance policy covering other properties as well as the Premises; provided, however, that any such policy or policies of blanket insurance (i) must specify therein, or Tenant must furnish Landlord with a written statement from the insurers under such policy or policies specifying, the amount of the total insurance allocated to the Premises, which amounts will not be less than the amounts required by Subsections 7.1, and 7.2 hereof, and (ii) such amounts so specified must be sufficient to prevent Landlord or Landlord's mortgagee from becoming a co-insurer within the terms of the applicable policy or policies, and provided further, however, that any such policy or policies of blanket insurance must, as to the Premises, otherwise comply as to endorsements and coverage with the other provisions of this Section VII.

      7.5   Other Insurance

      Except with respect to the insurance required in Subsection 7.2, and insurance which may be taken out by Tenant covering loss or casualty to personal property, fixtures, or equipment of Tenant, neither Landlord nor Tenant may take out separate insurance concurrent in form or contributing in the event of loss with that required under this Section VII unless Landlord and Tenant are included therein as the insured payable as provided in this Lease. Each party will notify the other immediately of the placing of any such separate insurance.

      7.6   Failure to Provide

      If Tenant fails to provide all or any of the insurance required by this
Section VII, or subsequently fails to maintain



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such insurance in accordance with the requirements of this Section, Landlord may
(but will not be required to) procure or renew such insurance, and any amounts paid by Landlord for such insurance will be Additional Rent due and payable on or before the next date on which rent is due, together with late charges as provided in Section V. If Landlord fails to provide all or any of the insurance required by this Section VII, or subsequently fails to maintain such insurance in accordance with the requirements of this Section, Tenant may procure or renew such insurance and may offset the costs of such insurance against Annual Rent.

      7.7   Insurance Proceeds

      In the event of loss under any policy or policies provided by Tenant to Landlord under this Section VII, other than the liability policy required by Subsection 7.2, the insurance proceeds will be payable to Landlord or Landlord's mortgagee; thereafter, such proceeds will be used for the expense of repairing or rebuilding the Improvements which have been damaged or destroyed if Landlord and its mortgagee are satisfied that the amount of insurance proceeds are and will be at all times sufficient to pay for the completion of the repairs or rebuilding.




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                                  SECTION VIII

                             Maintenance and Repair

      8.1   Maintenance and Repair

      Except as otherwise provided, the Tenant will, at its own expense (as limited by a certain "Maintenance and Easements Agreement" dated the 5th day of December, 1986 by and between Cunningham-Limp Company and RV Development Co.), keep the Premises in good repair and at the expiration of the term yield and deliver up the same in like condition as when taken, reasonable use and wear thereof and damage by the elements excepted. The Tenant shall not make any alterations, additions or improvements to said premises without the Landlord's written consent, which shall not be unreasonably withheld, and all alterations, additions or improvements made by either of the parties shall be the property of the Landlord, and shall remain upon and be surrendered, without molestation or injury.

      Landlord, at its expense, shall keep the roof and exterior walls (including such walls as are common with another building) in good repair during the term of this Lease (including extensions). Such repair shall be made within a reasonable time after written notice of the need for repair to Landlord. Landlord, at its expense, shall keep all other Improvements (other than those mechanical in nature) in good repair for a period of one year from the Commencement Date. All Improvements that are mechanical in nature shall be kept in good repair by Landlord, at its expense, for a period of two years from the Commencement Date.



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                                   SECTION IX

                                 Indemnification

      9.1   Indemnification

      Tenant shall indemnify and hold Landlord, its licensees, servants, agents, employees and contractors harmless from any and all loss, damage, claim of damage, liability or expense, including without limitation reasonable attorney fees (collectively "Damages"), to any person or property in or on the Leased Premises arising directly or indirectly out of or in connection with (a) the use of the Premises by Tenant, its agents, employees, contractors, licensees or invitees, or (b) the failure of Tenant to comply with any provision of this Lease, or (c) the condition of the Premises, except by or attributable to the act or omission of Landlord, its agents, employees, contractors, licensees and invites. Landlord shall indemnify and hold Tenant, its licensees, servants, agents, employees and contractors harmless from any and all loss, damage, claim of damage, liability or expense, including, without limitation, reasonable attorney fees (collectively "Damages"), to any person or property in or on the Leased Premises arising directly or indirectly from Landlord's failure to comply with any provisions of the Lease or for damages caused by acts or omissions of Landlord, its employees, agents, licensees, servants or contractors. This Section shall survive any termination of this Lease, except if this Section is specifically terminated by both parties in writing.



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




                                    SECTION X

                                 Curing Default

      10.1  Landlord May Cure Tenant's Default

      If Tenant defaults in the performance of any provision of this Lease, Landlord shall have the right (but not the obligation) in addition to any and all other rights and remedies hereunder, to cure such default for the account of Tenant, upon 30 days prior written notice to Tenant, except that for a default of rent Landlord shall provide 10 days prior written notice, and excepting further that in an emergency, or if such default would jeopardize or leave uninsured the Leased Premises, or result in the failure of public liability or property damage insurance to be in effect, or if the nature of such default is such that Landlord would risk further harm by waiting for Tenant to cure (e.g., a toxic spill), Landlord may cure such default without prior notice to Tenant. Upon receipt of notice of such cure and demand for payment, Tenant shall repay any payment or expenditure made by Landlord with the next monthly rent payment together with interest at the greater of a per annum rate of 3% above the then prevailing prime rate of interest charged by National Bank of Detroit, or 10% per annum, from the date of the payment or expenditure by Landlord until the date of repayment by Tenant.

      Landlord's failure to exercise its right to cure such default(s) shall not be deemed a breach of the Lease nor a waiver or release of any Tenant's obligations under the Lease.




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                                   SECTION XI

                         Alterations and Mechanics Liens

      11.1  Alterations by Tenant.

      Tenant at its own expense may make non-structural alterations, additions or improvements in or to the Leased Premises. Tenant shall not make any alterations, additions or improvements in or to the Leased Premises without Landlord's prior written consent which shall not be unreasonably withheld.

      Tenant shall, before making any alterations, additions, installments or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord, and Tenant agrees to carry, and to cause Tenant's contractor and subcontractors to carry such worker's compensation, general liability, personal and property damage insurance as Landlord may reasonably require.

      11.2  Ownership Upon Expiration of Lease.

      All fixtures and all paneling, partitions, railing and like installations, alterations, additions and improvements, installed in the Leased Premises by either Tenant or Landlord on Tenant's behalf, shall become the property of Landlord and shall remain upon and be surrendered with the Premises upon the termination of the Lease. Nothing in this Section shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon



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removal of any such equipment and fixtures from the Premises, Tenant shall immediately and at it's expense, repair and restore the Premises to the condition existing prior to installation (subject to ordinary wear and tear) and repair any damage to the Premises or the Building due to such removal. All property that was permitted to be removed by Tenant at the end of the term but which remains in the Premises for 60 days after Tenant vacates the Premises shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Premises by Landlord provided, however, if Tenant is delayed or hindered in the removal of the property permitted under this Section for reasons beyond Tenant's control then Tenant's removal of its property shall be extended for up to twelve (12) months at the Annual Rent described in Section 19.2 hereof.

      11.3  Mechanics Liens.

      Tenant shall (a) pay before delinquency all costs and expenses of work done or caused to be done by Tenant in the Leased Premises; (b) keep the title to the Premises and every part thereof free and clear of any lien or encumbrance in respect of such work; and (c) indemnify and hold harmless Landlord against any claim, loss, cost demand (including reasonable legal fees), whether in respect of liens or otherwise, arising out of the supply of material, services of labor for such work. Tenant shall immediately notify Landlord of any lien, claim of lien or other action of which Tenant has or reasonably should have knowledge and which affects the title to the Premises or any part



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thereof, and shall cause the same to be removed within 15 days (or such additional time as Landlord may consent to in writing), either by paying and discharging such lien or by posting a bond or such other security as may be reasonably satisfactory to Landlord. If Tenant shall fail to remove same within said time period after written notice to Tenant, Landlord may take such action as Landlord deems necessary to remove the same and the entire cost thereof shall be immediately due and payable by Tenant to Landlord.

                                   SECTION XII

                                 Casualty Damage

      12.1  Repairs to Premises.

      It is understood and agreed that if the Premises are damaged or destroyed in whole or in part by fire or other casualty during the Term, the Landlord, if there are sufficient insurance proceeds, will repair and restore the same to good tenantable condition with reasonable dispatch. The rent and all other charges which are the obligation of Tenant under this Lease will abate, if and to the extent covered by loss of rents insurance proceeds, for the period the Premises are untenantable.

      12.2  Extension of Term.

      Tenant will have the option, exercisable by written notice to Landlord upon restoration of the Premises, to extend the original Term of this Lease (or the extension of the Term during which the damage or destruction occurred, as the case may be) for a period equal to the period, if any, during which Tenant was deprived of the use of all or a significant portion of the Premises by reason of such damage or destruction. Tenant's option must be exercised within ninety (90) days following completion of the work of restoration and repair.

      12.3  Landlord's Option to Terminate

      Notwithstanding anything to the contrary contained in this Lease, in the event the Building is damaged or destroyed by fire or other casualty during the term hereof, Landlord shall have the right to terminate this Lease upon the occurrence of any of the following and upon written notice given to Tenant within thirty (30) days after the date of such occurrence:

      a. If less than 50% in area of the Building has been damaged or destroyed, but in Landlord's opinion repairs cannot be completed within 180 days after the date of such occurrence; or

      b.    If more than 50% of the Building has been damaged or destroyed; or

      c. If the available insurance proceeds are insufficient to complete the necessary repair and restoration; or

      d. If the damage or destruction occurs within the last year of the original term of this Lease or of any extension of such term; provided, however, that the Lease may not be terminated under this Subsection if Tenant's option, if any, to further extend the term of the Lease has been exercised before such occurrence. Termination of the Lease pursuant to this Section shall be effective thirty (30) days after Tenant receives from Landlord the written notice required above.

      Section 12.4      Partial Damage to Premises

      Notwithstanding anything to the contrary contained in this Lease, in the event of partial damage to the premises, Landlord agrees, upon notification, to use its best efforts promptly to repair such damage. Tenant agrees to report to the best of its knowledge the extent of any partial damage to Landlord. Landlord shall be required, within ten (10) days of receipt of Tenant's notice, to give the time required for repair. Within ten (10) days of receiving Landlord's report and notification to repair, Tenant at its option may terminate this Lease as of the date of partial damage if the Premises cannot be restored within one hundred eight (180) days of the casualty. Tenant shall also have the option to terminate or to extend Landlord's time for completion if at the end of such one hundred eight (180) day period the restoration has not been completed. Notwithstanding the foregoing, Tenant shall not have such right of termination if the partial damage resulted from the actions or negligence of Tenant. In the event Tenant does not elect to terminate as provided hereunder, Landlord shall repair the partial damages rapidly as is feasible by using its best efforts.

      12.5  Waiver of Subrogation

      Landlord shall cause each insurance policy carried by Landlord insuring the Premises against loss by fire, casualty and other causes covered by standard extended coverage, and Tenant shall cause each insurance policy carried by Tenant and insuring the Premises and its fixtures and contents against loss by fire and causes covered by standard extended coverage, to be written in a manner so as to provide that the Insurance Company waives all right of recovery by way of subrogation against Landlord or Tenant in connection with any loss or damage covered by any such policies. Neither party shall be liable to the other for any loss or damage caused by fire or any of the risks enumerated in standard extended coverage insurance, provided such insurance was obtainable at the time of such loss or damage. If the release of either Landlord or Tenant, as set forth in the second sentence of this paragraph, shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but shall be deemed secondary to the latter's insurance.

                                  SECTION XIII

                                Use and Occupancy

      13.1  Use of Premises

      Tenant shall use and occupy the Leased Premises during the term of this Lease for office, warehousing, and light assembly use only and for no other purpose without the prior written consent of Landlord (which shall not be unreasonably withheld).

      13.2  Surrender of Premises

      Except as otherwise provided in this Lease, during the term hereof Tenant shall keep the Leased Premises and every part thereof in good repair and condition at its sole cost and expense. At the expiration of the term (or the earlier termination of this Lease), Tenant shall surrender the Premises broom clean and in substantially the same condition and repair as existed at the time Tenant took possession, reasonable wear and tear excepted.

      13.3  Compliance with Laws

      Tenant shall not do, permit or suffer any act or thing to be done: which is injurious to the Land, the Building, or the Premises; which is a nuisance; contrary to any laws, regulations, rulings or guidelines, whether local, State or Federal; in violation of the certificate of occupancy issued for the Building; which would result in the cancellation of, or any increase in premiums for, insurance maintained by Landlord with respect to the Premises or the Land or the Building; or, which would violate the terms of any deed restrictions affecting the Premises. Further, Tenant shall not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any then available standard forms of fire insurance policies with extended coverage.

      At all times during the term of this Lease, Tenant shall give prompt notice to Landlord of any notice Tenant receives of any violation of any law or requirement of a governmental authority affecting the Premises or the Building, and, at its sole cost and expense, shall comply with all laws and requirements of governmental authorities, including any violation order or duty imposed upon Landlord or Tenant, arising from or relating to (1) Tenant's use of the Premises; (2) the manner or conduct of Tenant's business of operation of its installations, equipment or other property therein; (3) any cause or condition created by or at the insistence of Tenant; or (4) breach of any Tenant's obligations hereunder.

                                   SECTION XIV

                                 Eminent Domain

      14.1  Total Taking

      If the whole of the Leased Premises is taken by any public authority under the power of eminent domain, then this Lease shall terminate on the date possession of the premises is delivered to such public authority. Annual Rent and Additional Rent shall be paid to that date and prorated accordingly.

      14.2  Landlord's Option to Terminate

      Notwithstanding anything to the contrary contained in this Lease, if part of the Leased Premises is taken by any public authority under the power of eminent domain, Landlord shall have the right to terminate this Lease upon the occurrence of any of the following and upon written notice given to Tenant not later than 60 days after condemnation proceedings against the Land and/or Building (or, if such proceedings are not commenced, not later than 14 days before Landlord delivers possession of part so taken by such public authority):

      a. If the taking of part of the Premises significantly and adversely affects Tenant's use of the Premises; or

      b. If restoration of the remainder of the Premises cannot in Landlord's opinion be completed within 180 days after the date possession is required by the public authority; or

      c. If Landlord's Condemnation Award (defined in Section 14.4) is insufficient to complete the necessary restoration; or

      d. If the taking (i.e., the date possession is required by the public authority) occurs within the last 60 days of the original term of this Lease or any extension of such term, provided, however, that the Lease may not be terminated under this Subsection if Tenant's option, if any, to further extend the term of this Lease is exercised within 10 days after Tenant receives from Landlord the termination notice described above.

Termination of the Lease pursuant to this Section shall be effective as of the later of the date possession is required by the public authority or 60 days after Tenant receives the termination notice described above. Annual Rent and Additional Rent shall be paid to the date of termination and prorated accordingly.

      14.3  Repair of Premises

      If this Lease is not terminated following such a condemnation or taking, Landlord, as soon as reasonably practicable after such condemnation or taking and the determination and payment of Landlord's award on account thereof, shall expend as much as may be necessary of the net amount which is awarded to Landlord and released by Landlords's mortgagee, if any, in restoring, to the extent originally constructed by

Landlord (consistent, however, with zoning laws and building codes then in existence), so much of the Building as was originally constructed by Landlord to an architectural unit as nearly like its condition prior to such taking as shall be practicable. Should the net amount so awarded to Landlord be insufficient to cover the cost of restoring the Building, in the reasonable estimate of Landlord, Landlord may, but shall have no obligation to, supply the amount of such insufficiency and restore the Building to such an architectural unit, with all reasonable diligence, or Landlord may terminate this Lease by giving notice to Tenant not later than a reasonable time after Landlord has determined the estimate net amount which may be awaarded to Landlord and the estimated cost of such restoration.

      14.4  Rights to Award

      All damages awarded for such taking shall belong to and be the property of the Landlord, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the Leased Premises and any improvements to the Premises whether made by Landlord or Tenant. The amount received by Landlord which is allocable to the Leased Premises shall be "Landlord's Condemnation Award". However, Tenant shall be entitled to any award for removal and relocation expenses, Tenant's loss of business, and fixtures paid for by Tenant. Landlord and Tenant shall each seek their own award and pay their own expenses in connection therewith.

      14.5  Adjustment of Rent

      If this Lease is not terminated pursuant to Sections 14.1 or 14.2, the minimum net rental payable by Tenant shall be reduced in proportion to the reduction in net rentable area of the Building by reason of the condemnation or taking.

                                   SECTION XV

                 Assignment, Subletting and Mortgage Provisions

      15.1 Assignment and Subletting by Tenant

      Tenant shall not assign or in any manner transfer this Lease or any estate or interest therein, hypothecate or mortgage the same or sublet the Leased Premises or any part thereof or permit the use of the Premises by any other party without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any assignment, transfer, hypothecation, mortgage or subletting without such consent shall give Landlord the right to terminate this Lease and re-enter and repossess the Premises. However, consent by Landlord to one or more assignments of this Lease or to one or more sublettings of the Premises shall not be deemed a consent to any subsequent assignment, subletting, occupation or use by any other person, and the acceptance of rent from an assignee, subtenant or occupant shall not constitute a release of Tenant from the oligations and covenants in this Lease.

      A transfer of majority control of Tenant, including, without being limited to, a transfer of a majority stock or partnership interest or the merger, consolidation, sale of all or substantially all of the other assets of Tenant or other corporate or other reorganization of Tenant (whether or not Tenant shall be the surviving entity), shall be deemed a transfer under this Lease and shall be subject to all the provisions of this Article.

      15.2 Landlord's Mortgage Provisions

      15.2.1 Landlord's Rights to Subordinate Lease

      Landlord reserves the right to subject and subordinate this Lease, at all times, to the lien of any mortgage or mortgages now or hereafter placed upon the Leased Premises, provided however that Tenant's right of possession will not be disturbed by any such mortgagee in connection with any mortgage foreclosure proceedings so long as Tenant performs its obligations set forth in the Lease. In the event Landlord exercises its rights hereunder, Landlord shall provide Tenant with a Subordination, Non-Disturbance and Attornment Agreement in form and substance satisfactory to Landlord, which shall provide, inter alia, (i) that this Lease is subordinate to the lien of any mortgage or mortgages upon the Leased Premises, (ii) that the Tenant's right of possession will not be disturbed by the mortgagee in connection with any mortgage foreclosure proceedings so long as Tenant performs its obligations set forth in the Lease, and (iii) that the Tenant shall attorn to any foreclosing mortgagee or purchaser at the foreclosure sale. Tenant agrees to execute such Subordination, Non-Disturbance and Attornment Agreement and hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute such Agreement.

      15.2.2 Estoppel Certificate

      Tenant shall at anytime upon the request of Landlord, execute and deliver in recordable form and in substance satisfactory to Landlord, an estoppel certificate certifying: the date Tenant accepted occupancy of the Lease Premises; the date to which rent has been paid; the amount of any security deposit; that this Lease is in full force and effect and has not been modified or amended (or if modified or amended, describing the same) and, to the best of Tenant's knowledge and belief and without due diligence investigation, that there are no defenses or offsets thereto or defaults of Landlord under this Lease (or if any be claimed, describing the same); and such other matters as Landlord may reasonably request. If Tenant fails to deliver the estoppel certificate within 20 days of the demand therefore, the accuracy of the proposed certificate will be deemed conclusively confirmed.

      15.2.3  Changes to Lease Required by Lender

      This Lease shall be modified (as to non-economic terms only) at the request of any institutional first mortgage lender furnishing financing to Landlord for the Lease Premises. Only those modifications shall be permitted by Section 15.2.3 which do not adversely affect the Tenant's ability to use the Premises or otherwise impose additional costs or business hinderances upon the Tenant.

                                   SECTION XVI

                              Default and Remedies

      16.1  Definition of Event of Default

      Any of the following occurrences shall constitute an Event of Default:

      a. Tenant fails to pay any installment of Annual Rent or Additional Rent or any portion of either of them when due and payable, and Tenants fails to pay same for a period of ten (10) days after receipt of written notice from Landlord that payment is due.

      b. Landlord declares an Event of Default as permitted in Section XVII, entitled "Bankruptcy of Insolvency."

      c. Tenant violates or fails to comply with or is in default in the performance of any other provision of this Lease for a period of 30 days after written notice from Landlord of such violation, noncompliance, or default, provided that in the case of a default which cannot with due diligence be cured within a period of 30 days, Tenant shall have such additional time to cure same as may reasonably be necessary so long as Tenant commences curing such default within the thirty (30) day period and proceeds promptly, effectively, continuously and with due diligence to cure such default after receipt of said notice.

      16.2  Remedies

      Upon the occurrence of an Event of Default, Landlord may (but will not be required to) declare this Lease forfeited and the Term ended, or re-enter the Premises, or may exercise all other remedies available under Michigan law. Landlord will not be liable for damages to person or property by reason of any legitimate re-entry or forfeiture, and Landlord will be aided and assisted by Tenant, its agents, representatives and employees. Tenant, by the execution of this Lease, waives notice of re-entry by Landlord. In the event of re-entry by Landlord without declaration of forfeiture, the liability of Tenant for the rent provided herein will not be relinquished or extinguished for the balance of the Term, and any rentals prepaid may be retained by Landlord and applied against the costs of re-entry, or as liquidated damages, or both. Tenant will pay, in addition to the rentals and other sums agreed to be paid hereunder, reasonable attorneys' fees, costs and expenses in any suit or action instituted by or involving Landlord to enforce the provisions of, or the collection of the rentals due Landlord under this Lease, including any proceeding under the Federal Bankruptcy Code.

      In the event of declaration of forfeiture at or after the time of re-entry, Landlord may re-lease the Premises or any portion(s) of the Premises for a term or terms and at a rent which may be less than or exceed the balance of the Term of and the rent reserved under this Lease provided Landlord uses its best efforts to relet said Premises and abate said damages. In such event Tenant will pay to Landlord as liquidated damages for Tenant's default any deficiency between the total rent reserved and the net amount, if any, of the rents collected on account of the lease or leases of the Premises which otherwise would have constituted the balance of the term of this Lease. In computing such liquidated damages, there will be added to the deficiency any reasonable expenses which Landlord may incur in connection with re-leasing, such as legal expenses, attorneys' fees, brokerage fees and expenses, advertising and for keeping premises in good order or for preparing the Premises for re-leasing. Any such liquidated damages will be paid in monthly installments by Tenant on the date on which rent is payable and any suit brought to collect the deficiency for any month will not prejudice Landlord's right to collect the deficiency for any subsequent month by a similar proceeding.

      16.3  Cumulative Remedies

      Each and every right, remedy and benefit provided by this Lease to Landlord shall be cumulataive and shall not be exclusive of any other right, remedy or benefit allowed by law. These remedies may be exercised jointly or severally without constituting an election of remedies.

      16.4  Waiver

      One or more waiver by Landlord of any term and condition hereunder or default by Tenant hereunder shall not be construed as a waiver of such term and condition or default in the future or any subsequent default for the same cause. Any consent or approval given by Landlord requiring such consent or approval shall not constitute consent or approval to any subsequent similar act by Tenant.

                                  SECTION XVII

                            Bankruptcy or Insolvency

      17.1 Landlord's Option to Terminate Upon Insolvency of Tenant

      If the estate of Tenant created hereby shall be taken in execution or by other process of law, or if Tenant shall be adjudicated insolvent pursuant to the provisions of any present or future insolvency law under state law, or if any proceedings are filed by or against the Tenant under the Bankruptcy Code or any similar provisions of any future federal bankruptcy laws, or if Tenant shall cease doing business as a going concern or generally not pay its debts as they become due, or if a receiver or trustee of the property of Tenant shall be appointed under state law by reason of Tenant's insolvency or inability to pay its debts as they become due or otherwise, or if any assignment shall be made of Tenant's property for the benefit of creditors under state law, then and in such event, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder declaring an Event of Default under Section XVI.

      17.2. Tenant's Interest Not Transferable by Virtue of State Insolvency Law Without Landlord's Consent

      Neither Tenant's interest in the Lease, nor any lesser interest of Tenant herein, nor any estate of Tenant hereby created shall pass to any trustee, receiver, assignee for the benefit of creditors or other person or entity or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant unless Landlord shall consent to such transfer in writing. No acceptance by Landlord of rent or any other payment from any such trustee, receiver, assignee, person or other entity shall be deemed to have waived nor shall it waive the requirement of Landlord's consent or the right of Landlord to terminate this Lease in the absence of such consent to any transfer of Tenant's interest in this Lease.

      17.3 Time for Assumption or Rejection of Lease in Tenant's Bankruptcy

      In the event that either a voluntary petition or involuntary petition for reorganization or liquidation or adjustment of debts is filed either by or against Tenant under Chapter 7, 11, or 13 of the Bankruptcy Code, The Tenant, as debtor in possession, or the bankruptcy trustee, must elect to assume or reject this Lease within 60 days after the date of filing of the petition. If the Tenant, trustee or debtor in possession shall elect to assume this Lease, whether for the purpose of assignment or otherwise, such election and assignment may only be made if all of the terms and conditions of Section 17.4 hereof are satisfied. If the Tenant, trustee or debtor in possession shall fail to elect or assume this Lease within 60 days after the date of filing the bankruptcy petition, this Lease shall be deemed to have been rejected. In the event of such rejection, Landlord shall thereupon be immediately entitled to possession of the Leased Premises without further obligation to the Tenant, trustee or debtor in possession and this Lease shall be cancelled, but Landlord's right to be compensated for damages in such proceeding shall survive.

      17.4 Conditions to the Assumption of Lease in Bankruptcy Proceedings.

      In the event that a voluntary or involuntary bankruptcy petition is filed by or against Tenant, and Tenant, trustee or debtor in possession elects to assume the lease in accordance with the provisions of the preceding paragraph, such assumption shall only be effective if each of the following conditions, which Landlord and Tenant hereby acknowledge to be commercially reasonable in the context of a bankruptcy proceeding of tenant, have been satisfied:

      a. The Tenant, trustee or the debtor in possession has cured or has provided Landlord adequate assurance that the Tenant, trustee or debtor in possession will cure all monetary defaults under the Lease within 10 days from the date of assumption of the Lease.

      b. The Tenant, trustee or the debtor in possession has cured or has provided Landlord adequate assurance that the Tenant, trustee or debtor in possession will cure all non-monetary defaults under the Lease within 30 days from the date of assumption of the Lease.

      c. The Tenant, trustee or the debtor in possession has compensated or had provided to Landlord adequate assurance that Landlord will be compensated for any pecuniary loss incurred by Landlord arising from the default of the Tenant, trustee or debtor in possession within 10 days from the date of assumption of the Lease.

      d. The Tenant, trustee or debtor in possession has provided Landlord with adequate assurance of the future performance of each of the Tenant's, trustee's or debtor in possession's obligations under this Lease; provided, however, that the Tenant, trustee or debtor in possession shall also deposit with the Landlord as security for the timely payment of rent an amount equal to 2 months rent accuring under this Lease.

      e. The assumption of the Lease will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound relating to the premises.

      17.5    Assignment of Lease by Tenant

      Notwithstanding any provisions of Section XV to the contrary, if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code:

      a. any and all monies or other considerations, payable or otherwise, to be delivered in connection with such assignment, shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid or delivered to Landlord; and

      b. any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

      17.6  Measure of Damages

      Notwithstanding anything in this Lease to the contrary, all amounts payable by tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502 (b) (6) of the Bankruptcy Code.

                                  SECTION XVIII

                                 Quiet Enjoyment

      18.1  Quiet Enjoyment

      Landlord covenants that so long as tenant is not in default in the terms and conditions of this Lease, Tenant may peacefully and quietfully hold and enjoy the Leased Premises for the Term hereof without interference by Landlord or any person claiming by, through or under Landlord.

                                   SECTION XIV

                            Miscellaneous Provisions

      19.1  Notice

      All notices which are required or permitted under this Lease shall be deemed delivered if made in writing, addressed to the other party at the address given above (or such other address of which notice is given pursuant to this paragraph), and deposited in the United States Postal Service, first class, certified mail, return receipt requested, postage prepaid.

      19.2  Holding Over

      In the event that Tenant retains possession of the Leased Premises after the expiration of the term of this Lease, then the tenancy shall continue from month to month in the absence of a written agreement to the contrary, subject to all of the terms and conditions hereof except Annual Rent, which shall be 150% of the Annual Rent for the last Lease Year of the Term of the Lease.

      19.3  Landlord's Access

      Landlord shall have the right to enter into the Leased Premises for the purpose of inspecting the physical condition of the Premises; provided, however, that, except in the event of an emergency, Landlord shall enter the Premises for such purposes only (a) upon reasonable written notice to Tenant, (b) at such times as may be approved by Tenant, and (c) in such a manner as to cause the minimum disruption to Tenant's employees and business activities on the Premises.

      Further, Landlord shall have the right for a period commencing 180 days prior to the expiration of the term of this Lease to exhibit the Leased Premises to prospective tenants, on the same conditions listed as (a), (b) and (c) above, and may display in or about the Leased Premises the usual and ordinary "for lease" or "for sale" signs.

      19.4 Provisions Relating to Landlord

      a. The term "Landlord" as used in this Lease so far as covenants, agreements, stipulations or obligations on the part of the Landlord are concerned is limited to mean and include only the owner or owners of fee title to the Premises at the time in questions, and in the event of any transfer or transfers of the title to such fee the Landlord herein named (and in case of any subsequent transfers or conveyances the then grantor) will automatically be freed and relieved from and after the date of such transfer or conveyance of all personal liability for the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed.

      b. If Landlord fails to perform any provision of this Lease upon Landlord's part to be performed, and if as a con-sequence of such default Tenant recovers a money judgment against Landlord, such judgment may be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Premises and out of rents or other income from such property receivable by Landlord and Landlord shall not be personally liable for any deficiency.

      19.5  Landlord's Representations

      Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the Building, the Land, the Lease Premises, permissible uses of Leased Premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the Leased Premises except, as expressly set forth in the provisions of this Leases.

      19.6  Entire Agreement

      All understandings and agreements heretofore made between the parties hereto are merged in this Lease, which alone fully and completely expresses the agreement between Landlord and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect abandonment of it, in whole or in part, or a surrender of this Lease or of the Leased Premises or any part thereof or of any interest of Tenant therein unless such executory agreement is in writing and signed by Landlord and Tenant.

      19.7  Memorandum of Lease

      Neither party shall record this Lease or any portion thereof. However, Tenant may prepare, and Landlord will execute, a Memorandum of Lease in substantially the form attached hereto at Exhibit C, and Tenant may record same at Tenant's expense.

      19.8  Modification; Waivers

      This Lease shall not be modified or amended except by a writing signed by Landlord and Tenant. Any consent or approval given by Landlord with respect to any act, neglect or default by Tenant will not waive or make unnecessary Landlord's consent or approval with respect to any later similar act, neglect or default by Tenant.

      19.9  Applicable Law; Binding Effect; Topical Headings

      This Lease shall be construed and enforced in accordance with the laws of the State of Michigan and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Topical headings appearing in the Lease are for convenience only. They do not define, limit or construe the contents of any paragraphs or clauses.

      19.10  Force Majeure

      In the event the Landlord shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature beyond the reasonable control of that party, in performing work or doing acts required under the terms of this Lease, then performance of such act shall be extended for a period equivalent to the period of such delay, but not to exceed twelve months.

                                   SECTION XX

                                EXHIBITS TO LEASE

Exhibit A                           Legal Description

Exhibit B                           Building Plans & Specifications

Exhibit C                           Form of Memorandum of Lease

IN WITNESS WHEREOF, the parties have caused this Lease to be executed as of the date first written above.

WITNESS:                                  LANDLORD:

                                           Anthony-Bennett Properties
                                          ----------------------------
                                          a Michigan Corporation


 /s/                                      By:  J. Bennett Donaldson
----------------------------                 ------------------------
 /s/                                      Its: Partner
----------------------------                 ------------------------

                                          Dated: 12-22-88


WITNESS:                                  TENANT:

                                            ENERGY ELECTRIC CABLE
                                          ----------------------------

                                          ----------------------------


 /s/                                      By:  /s/ John E. Pylak
----------------------------                 ------------------------
                                              John E. Pylak
 /s/                                      Its:  President
----------------------------                 ------------------------
                                          Dated: 12-22-88
                                                ---------------------

STATE OF MICHIGAN)
                 )ss
COUNTY OF OAKLAND)


      The foregoing instrument was acknowledged before me this 22nd day of December , 1988, by J. Bennett Donaldson of Anthony-Bennett Properties , a Michigan Corporation, on behalf of the corporation.



                                        /s/ Donald R. Kegley
                                      ---------------------------------
                                      Notary Public, Oakland County, MI
                                      My Commission expires: 10-23-89




STATE OF MICHIGAN)
                 )ss
COUNTY OF OAKLAND)


      The foregoing instrument was acknowledged before me this 22nd day of December , 1988, by John E. Pylak of Energy Electric Cable, Inc., President , on behalf of the corporation.

                                        /s/ Donald R. Kegley
                                      ---------------------------------
                                      Notary Public, Oakland County, MI
                                      My Commission expires: 10-23-89

                                    EXHIBIT C

                               MEMORANDUM OF LEASE

     THIS MEMORANDUM OF LEASE, dated December 22, 1998 by and between Anthony-Bennett Properties, a Michigan partnership as lessor ("Landlord"), whose address is 5800 Crooks Road, Suite 100, Troy, Michigan 48098-2830, and Energy Electric Cable, Inc. as lessee ("Tenant"), whose address is 35500 Mound Road, Sterling Heights, Michigan 48077.

                               W I T N E S S E T H

      In consideration of the rents, covenants and conditions more particularly set forth in a certain unrecorded lease between Landlord and Tenant dated as of December 22 , 1988 ("Lease"), which Lease is incorporated herein by this reference, Landlord and Tenant do represent as follows:

     1. Landlord has leased to Tenant certain premises, consisting of land described in Exhibit A attached hereto and the building and related improvements to be constructed thereon, located in the City of Auburn Hills County of Oakland, Michigan and commonly known as 270 Rex Boulevard.

      2. The term of the Lease is to commence on the date possession is delivered to Tenant and continues for a period of 5 years, with certain optional and contingent early termination provisions.

      This Memorandum is intended solely to give Notice of the Lease and is not a complete summary of terms and conditions thereof. Provisions in this Memorandum shall not be used in interpreting provisions in the Lease. In the event of conflict between this Memorandum and the Lease, the Lease shall control.

      IN WITNESS WHEREOF, the parties hereto have each caused this Memorandum of Lease to be executed as of the day and year first above written.

WITNESSES:                             LANDLORD:


 /s/                                   By: /s/ J. Bennett Donaldson
----------------------------              -------------------------
                                           J. Bennett Donaldson
 /s/                                   Its: Partner
----------------------------              -------------------------



WITNESS:                               TENANT:

                                         ENERGY ELECTRIC CABLE
                                       ----------------------------


 /s/                                   By:  /s/ John E. Pylak
----------------------------              -------------------------
                                          John E. Pylak
 /s/                                   Its:  President
----------------------------              -------------------------


STATE OF MICHIGAN)
                 )ss
COUNTY OF OAKLAND)


     The foregoing instrument was acknowledged before me this 22nd day of December, 1988, by J. Bennett Donaldson, a Michigan corporation on behalf of the corporation.

                                        /s/ Donald R. Kegley
                                      ---------------------------------
                                      Notary Public, Oakland County, MI
                                      My Commission expires: 10-23-89

STATE OF MICHIGAN)
                 )ss
COUNTY OF OAKLAND)


     The foregoing instrument was acknowledged before me this 22nd day of December, 1988, by John E. Pylak, President of Energy Electric Cable, Inc., President, on behalf of the corporation.

                                        /s/ Donald R. Kegley
                                      ---------------------------------
                                      Notary Public, Oakland County, MI
                                      My Commission expires: 10-23-89